Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Endocardial Solutions, Inc. (the “Company”) on Form 10-Q for the three month period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Robert Paulson, Jr., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. Robert Paulson, Jr.
J. Robert Paulson, Jr.
Chief Financial Officer
November 9 , 2004